UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 25, 2006


                             GASTAR EXPLORATION LTD.
             (Exact Name of Registrant as Specified in Its Charter)




         ALBERTA, CANADA                001-32714               38-3324634
  (State or other jurisdiction         (Commission             (IRS Employer
        of incorporation)             File Number)          Identification No.)


                          1331 LAMAR STREET, SUITE 1080
                              HOUSTON, TEXAS 77010
                    (Address of principal executive offices)

                                 (713) 739-1800
                         (Registrant's telephone number,
                              including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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SECTION 7 - OTHER EVENTS

ITEM 7.01  REGULATION FD DISCLOSURE.

         On April 25, 2006, Gastar Exploration Ltd. announced the successful results of the Wildman Trust #1 well and provided an update on its East Texas drilling plans for the remainder of 2006.

         This press release is attached as Exhibit 99.1 and is being furnished solely pursuant to Item 7.01 of this report.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         The following is a list of exhibits filed as part of this Form 8-K:


Exhibit No.                         Description of Document
-----------                         -----------------------------------
99.1                                Press release dated April 25, 2006.


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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GASTAR EXPLORATION LTD.


Date:  April 25, 2006            By:    /s/  J. RUSSELL PORTER
                                        -------------------------------------
                                        J. Russell Porter
                                        President and Chief Executive Officer



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

                                  EXHIBIT INDEX

Exhibit No.                  Description of Document
-----------                  -----------------------
99.1                         Press release dated April 25, 2006.

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